                            CORNERCAP BALANCED FUND

                         ANNUAL REPORT TO SHAREHOLDERS





                                  A Series of
                            CornerCap Group of Funds
                         A "Series" Investment Company



                           FOR THE FISCAL YEAR ENDED
                                  MAY 31, 1997

The Peachtree, Suite 1700                       Advisor:        (800) 728-0670
1355 Peachtree Street NE                        Administrator:  (888) 81 FUNDS
Atlanta, GA  30309                              Telecopier:     (404) 892-9353


                            CORNERCAP BALANCED FUND
                     MANAGER'S REPORT TO THE SHAREHOLDERS
                   FOR THE ANNUAL PERIOD ENDING MAY 31, 1997


Dear Shareholder:

          Attached are the portfolio valuation and financial reports for the semi-annual period ending May 31, 1997.

          We want to welcome the Atlanta Growth Fund shareholders to Cornerstone Capital. The Fund was reorganized on May 28, 1997, as the CornerCap Balanced Fund, and Cornerstone became the investment advisor on that date. We are an Atlanta based firm, and we have transferred most of the Fund support services (transfer agent, fund accountant, administrator, attorney, etc.) to Atlanta based firms.

          We at Cornerstone Capital are excited about being able to offer a product like the CornerCap Balanced Fund to our client base. Our firm has an excellent 18 year investment performance record, and we have drastically lowered the Fund's expense ratio. Our figures show a tremendous loyalty among Cornerstone's existing fund and private clients, and we look forward to offering the Fund to many current and prospective clients. One promise we will make is that you, the client, will be the primary consideration in all future decisions about the investments in or operations of the Fund.

          In order to achieve the Fund's balanced objective, which calls for a target investment mix of approximately 60% equities and 40% fixed income securities, Cornerstone repositioned the Fund assets into securities that meet our long term valuation criteria. Consequently, long term capital gains were realized and were distributed in the form of a dividend to the shareholders of record on June 13, 1997. On June 30, 1997, the Fund executed a reverse split. Shareholders of record on that date received 1 share of the Fund for every 4 shares owned. The purpose of the reverse split is to bring the net asset value into a more appropriate trading range. The attached financial statements have been adjusted to reflect the above mentioned split.

          Shareholders will notice that we have structured a well diversified portfolio of equities and fixed income securities. This report will also give shareholders an indication of the type of securities and industry sectors that our analysis is showing as fundamentally strong.

          This is the newest addition to the CornerCap Family of Funds, and it is now available to new shareholders. The Fund's primary objective is to obtain long term capital appreciation and current income by investing in large-to-medium capitalization equities and high quality, fixed income securities. Cornerstone also manages the CornerCap Growth Fund which has a higher growth objective and targets being fully invested in a diversified portfolio of small-to-medium capitalization stocks. The CornerCap Balanced Fund will be attractive to prospective shareholders whose objectives are more conservative than investors in our CornerCap Growth Fund.

          Again, welcome to our family of funds, and we appreciate the opportunity to be of service to you. We look forward to a long and prosperous relationship.


CORNERSTONE CAPITAL CORP.
July 29, 1997

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
CORNERCAP BALANCED FUND
ATLANTA, GEORGIA


We have audited the accompanying statement of assets and liabilities of CornerCap Balanced Fund, including the portfolio of investments, as of May 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 24, 1997 to May 31,
1997.   These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CornerCap Balanced Fund as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period May 24, 1997 to May 31, 1997 in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
JULY 25, 1997

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 1997


                                                    VALUE
     Shares                                       (NOTE 1-A)
     ------                                       ----------
                COMMON STOCKS - 56.1%
     ------------------------
                Advertising - 1.8%
      11,900    True North Conun                    $37,762

                AUTO & TRUCK - 1.9%
       1,050    Ford Motor Co.                       39,375

                BANKS - 1.8%
         400    Chase Manhattan Corp.                37,800

                BEVERAGE (ALCOHOLIC) - 1.8%
         900    Anheuser-Busch Cos.                  38,588

                BUILDING MATERIALS - 1.9%
         700    PPG Industries, Inc.                 40,687

                CEMENT & AGGREGATES - 1.9%
       1,600    Lafarge Corp.                        39,600

                CHEMICAL-BASIC - 1.9%
         850    ARCO Chemical Co.                    39,313

                CHEMICAL-SPECIALTY - 1.9%
       4,250    Ethyl Corp.                          39,844

                DIVERSIFIED - 1.9%
       1,600    ITT Industries                       39,600

                ELECTRICAL EQUIPMENT - 1.8%
         900    Johnson Controls, Inc.               38,137

                ELECTRIC UTILITY-EAST - 1.9%
       1,800    N.Y. State Electric & Gas            39,150

                ELECTRIC UTILITY-CENTRAL - 1.9%
       1,900    Houston Industries, Inc.             39,425

                FINANCIAL SERVICES - 1.8%
         600    Beneficial Corp.                     38,550

                FOREIGN TELECOM - 1.9%
         900    Telefonos de Mexico                  39,825

                MACHINERY - 1.9%
       1,400    Durco International, Inc.            39,550

                MARITIME - 1.9%
       1,450    Alexander & Baldwin                  39,331

                METALS & MINING - 1.9%
       1,600    Cyprus Amax Minerals                 39,000

CORNERCAP BALANCED FUND

MAY 31, 1997


                                                    VALUE
  Shares                                          (NOTE 1-A)
  ------                                          ----------
               PACKAGING & CONTAINER - 1.8%
   1,300       Ball Corp.                          37,863

               PAPER & FOREST PRODUCTS - 1.9%
   2,300       Glatfelter Co., P.H.                40,250

               PRECISION INSTRUMENT - 1.9%
   2,000       E,G & G                             39,000

               PUBLISHING - 3.7%
   1,200       Deluxe Corp.                        39,000

   1,550       Readers Digest Class A              38,363
                                                ---------
                                                   77,363
---------------------------------------------------------

               RETAIL SPECIALTY - 1.9%
   2,000       Limited, Inc.                       40,250

               STEEL-GENERAL - 1.8%
   1,200       USX-U.S. Steel Group                38,700

               STEEL-INTEGRATED - 1.9%
     900       Carpenter Technology                38,925

               TELECOM SERVICES - 1.9%
     800       Sprint Corp.                        39,100

               TEXTILE - 1.8%
     750       Springs Industries                  37,969

               THRIFT - 2.0%
   1,550       Washington  Federal, Inc.           40,881

               TOBACCO - 3.7%
     900       Philip Morris                       39,600

   1,350       UST, Inc.                           38,475
                                                ---------
                                                   78,075
---------------------------------------------------------
               TOTAL COMMON STOCKS              1,173,913
                                 ------------------------

CORNERCAP BALANCED FUND

MAY 31, 1997


PRINCIPAL
AMOUNT
------
         GOVERNMENT BONDS - 26.0%
-------------------------
         U.S. Treasury
$210,000     6.250%, Due 05/31/00                              209,344
 210,000     6.625%, Due 04/30/02                              210,919
 120,000     7.250%, Due 05/15/04                              124,237
                                                               -------
             TOTAL GOVERNMENT BONDS                            544,500
                                  -----------------------------------

      TOTAL INVESTMENTS (COST $1,498,295) (A)        82.1%   1,718,413
      OTHER ASSETS IN EXCESS OF LIABILITIES - NET    17.9%     375,028
                                                ----------   ---------

         NET ASSETS                                 100.0%  $2,093,441
                   ======================================   ==========

(a) Aggregate cost for federal income tax purposes is $1,498,295.   At May 31,
   1997, unrealized appreciation (depreciation) of securities for federal income tax purposes consists entirely of unrealized appreciation of $220,118.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1997


ASSETS
 Investments at market value,
   (Identified cost $1,498,295) (NOTE 1-A)       $1,718,413
 Cash                                               110,264
 Dividends receivable                                 1,443

 Receivable for securities sold                   2,054,862
                                                 ----------
     TOTAL ASSETS                                 3,884,982
                 ------------------------------------------


LIABILITIES
 Payable for securities purchased                 1,711,504
 Payable for capital stock redeemed                  22,181

 Accrued expenses                                    57,856
                                                 ----------
     TOTAL LIABILITIES                            1,791,541
                     --------------------------------------

NET ASSETS
 (Applicable to shares outstanding,
   No par value, unlimited shares authorized)    $2,093,441
                                                 ==========

NET ASSET VALUE AND REPURCHASE PRICE PER SHARE
 ($2,093,441  63,449 shares)                         $32.99
                                                     ======

NET ASSETS
 At May 31, 1997, net assets consisted of:
   Paid-in capital                               $  463,386
   Accumulated net investment income                    777
   Accumulated net realized gains on investments  1,409,160
   Unrealized appreciation of investments           220,118
                                                 ----------
                                                 $2,093,441
 ==========================================================












SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

MAY 24, 1997* TO MAY 31, 1997


INVESTMENT INCOME
 INCOME
   Dividends                                            $    1,108
                                                            ------

 EXPENSES
   Advisory fee (NOTE 2)                                        94

   Miscellaneous                                               331
                                                            ------
     TOTAL EXPENSES                                            425
   Less expenses waived (NOTE 2)                               (94)
                              ------------------------------------
     NET EXPENSES                                              331
                --------------------------------------------------
      NET INVESTMENT INCOME                                    777
                          ----------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized gain from security transactions            1,252,034

 Decrease in unrealized appreciation of investments     (1,266,712)
                                                        ----------
     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS       (14,678)
                                                   ---------------

      NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS                                    $  (13,901)
                    ==============================================


*  COMMENCEMENT OF OPERATIONS




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

MAY 24, 1997* TO MAY 31, 1997


INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
   Net investment income                                          $       777
   Net realized gain on investments                                 1,252,034

   Decrease in unrealized appreciation of investments              (1,266,712)
                                                                  -----------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             (13,901)

 CAPITAL SHARE TRANSACTIONS (A)
   Increase in net assets resulting from capital
       share transactions                                           2,107,342
                                                                  -----------
       TOTAL INCREASE IN NET ASSETS                                 2,093,441

NET ASSETS
 Beginning of year                                                          -
                                                                  -----------

 END OF YEAR
   (including undistributed net investment income of $777)        $ 2,093,441
                                                                  ===========

(A)  SUMMARY OF CAPITAL SHARE ACTIVITY FOLLOWS:
                                                                         1997
                                                -----------------------------
                                                           SHARES     VALUE
                                                -----------------     -----

   Shares issued from reorganization (NOTE 4)              64,260   2,134,139
   Shares redeemed                                           (811)    (26,797)
                                                           ------   ---------

   NET INCREASE                                            63,449   2,107,342
               ==================================================   =========







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING FOR THE PERIOD MAY 24, 1997* TO MAY 31, 1997)


PER SHARE OPERATING PERFORMANCE
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 33.20
                                                             -------

 INCOME FROM INVESTMENT OPERATIONS -
   Net investment income                                         .01

   Net realized and unrealized gain (loss) on investments       (.22)
                                                             -------
     TOTAL FROM INVESTMENT OPERATIONS                           (.21)
                                                             -------

 NET ASSET VALUE, END OF PERIOD                              $ 32.99
                                                             =======

TOTAL RETURN                                                   (0.60)%

RATIOS/SUPPLEMENTAL DATA
 NET ASSETS, END OF YEAR ($000)                              $ 2,093

 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                      2.0%**
   Net investment income                                         4.5%**

 PORTFOLIO TURNOVER RATE                                        98.9%

 AVERAGE COMMISSIONS PER SHARE                                    $.1118

*  COMMENCEMENT OF OPERATIONS

**  ANNUALIZED

PER SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT 1 FOR 4 REVERSE STOCK SPLIT EFFECTIVE JUNE 30, 1997. ON JUNE 14, 1997, A CAPITAL GAIN DISTRIBUTION OF $
22.91 PER SHARE ( $ 5.73 PER SHARE ON A PRE-SPLIT BASIS ) WAS PAID TO SHAREHOLDERS. THE NET ASSET VALUE PER SHARE ON JUNE 30, 1997, AFTER THE PAYMENT OF THE CAPITAL GAIN DISTRIBUTION AND THE EFFECT OF THE 1 FOR 4 REVERSE SPLIT, WAS $ 10.86 PER SHARE.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997


(1)  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   CornerCap Balanced Fund (the "FUND") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as
   a diversified open-end management investment company.   Investment operations
   commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund (NOTE 4). The investment objective of the Fund is to obtain
   capital appreciation and current income.   The following is a summary of
   significant accounting policies followed by the Fund in the preparation of
   the financial statements.   The policies are in conformity with generally
   accepted accounting principles.

   A. SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid
      imposition of excise tax.   Therefore, no federal income tax provision is
      required.


(2)  TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
     The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administration costs involved in the day to day operations of the Fund. The Fund bears all other costs and expenses.

     Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor will reduce its fee by the amount of such excess.

CORNERCAP BALANCED FUND

MAY 31, 1997


     For the period May 24, 1997 to May 31, 1997, the Advisor waived the Advisory fee of $94.

     DISTRIBUTION AGREEMENT AND PLAN
     The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This
     expense is limited to 1/4 of 1% of the Fund's average net assets.   For the
     period May 24, 1997 to May 31, 1997, no such reimbursements were made.


(3)  PURCHASES AND SALES OF SECURITIES

   For the period May 24, 1997 to May 31, 1997, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,722,742 and $2,054,862, respectively.


(4)  REORGANIZATION OF ATLANTA GROWTH FUND

   On May 23, 1997, CornerCap Balanced Fund acquired all the net assets of The Atlanta Growth Fund pursuant to a plan of reorganization approved by The
   Atlanta Growth Fund shareholders.   The acquisition was accomplished by a
   tax-free exchange of 257,038 shares of CornerCap Balanced Fund (valued at $2,134,139) for the 257,038 shares of CornerCap Balanced Fund outstanding on
   May 23, 1997.   The Atlanta Growth Fund's net assets on May 23, 1997 included
   $1,267,258 of unrealized appreciation.


(5)  STOCK SPLIT - SUBSEQUENT EVENT

   Effective June 30, 1997, the Fund had a reverse stock split of 1 share for
   every 4 shares owned.   The financial statements and financial highlights
   have been adjusted retroactively to reflect this split.